                                                                   EXHIBIT 10.53

                              TERMINATION AGREEMENT

         This Termination Agreement (the "Agreement") is signed in 27 November, 2003 between the following two parties.

PARTY A:          LINKTONE LTD.
'ADDRESS:         Cayman Islands, British West Indies

PARTY B:          CHEN LEI
ADDRESS:          Room 102, No. 5, Lane 111, Guilin West Road, Shanghai

         1. WHEREAS, Party A and Party B executed the equity pledge agreement (the "Equity Pledge Agreement") in April 28th, 2003.

         2. WHEREAS, Party A and Party B intent to terminate the Equity Pledge Agreement.

         NOW THEREFORE, both parties agree as follows:

1. Party A and Party B agree to terminate the Equity Pledge Agreement and the Equity Pledge Agreement shall terminate automatically upon this Agreement coming into effect.

2. Rights and obligations of Party A and Party B under the Equity Pledge Agreement shall terminate upon the termination of the Equity Pledge Agreement.

3.       This Agreement shall be effective as of the date of execution.

4. This Agreement shall be governed by the laws of People's Republic of China.

5. This Agreement is executed by Chinese and English in duplicate, and in case of confliction, the Chinese version shall prevail.

PARTY A: LINKTONE LTD.

Representative: /s/ Jun Wu

PARTY B: /s/ Chen Lei

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